================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 8, 2004

                              --------------------

                         NATURAL RESOURCE PARTNERS L.P.
             (Exact name of registrant as specified in its charter)

                 DELAWARE                               001-31465                           35-2164875
       (State or other jurisdiction                 (Commission File                     (I.R.S. Employer
    of incorporation or organization)                    Number)                       Identification No.)

        601 JEFFERSON, SUITE 3600
              HOUSTON, TEXAS                                                                  77002
 (Address of principal executive offices)                                                   (Zip code)

       Registrant's telephone number, including area code: (713) 751-7507

================================================================================

Item 7.    Financial Statements And Exhibits.


Exhibit No.                              Description
-----------                              -----------

   99.1                       Press release dated January 8, 2004


Item 9 and 12.   Regulation FD; Results Of Operations And Financial Condition.


         In accordance with General Instructions B.2. and B.6 of Form 8-K, the following information and the exhibit referenced therein are being furnished under Item 9 and Item 12 of Form 8-K and are not deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, are not subject to the liabilities of that section and are not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

         On January 8, 2004, Natural Resource Partners L.P. announced via press release its guidance for 2004. A copy of the press release is attached hereto as
Exhibit 99.1.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NATURAL RESOURCE PARTNERS L.P.
                                   (Registrant)

                                   By:      NRP (GP) LP
                                            its General Partner

                                   By:      GP Natural Resource Partners LLC
                                            its General Partner

                                            /s/ Wyatt L. Hogan
                                            ------------------------------------
                                            Wyatt L. Hogan
                                            Vice President and General Counsel


         Dated: January 8, 2004

                                  EXHIBIT INDEX


Exhibit No.                 Description
-----------                 -----------

  99.1            Press release dated January 8, 2004